Leases - Summary of Future Minimum Payment Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Leases [Abstract]
2022	¥ 20,230	$ 3,175	¥ 8,949
2023	13,657	2,143	9,712
2024	0	0	6,956
2025	0	0	0
2026 and thereafter	0	0	0
Total undiscounted lease payments	33,887	5,318	¥ 25,617
Less: imputed interest	(1,530)	(241)
Total lease liabilities	¥ 32,357	$ 5,077